First Quarter 2023 Investor Presentation / May 2023 CSE: TRUL OTCQX: TCNNF Exhibit 99.2

Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. These forward-looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s 2023 objectives for cash generation and preservation and investment, Trulieve’s financial targets, and its plans for potential acquisitions and expansion of the Company’s operations. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Please note: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, including its consumption, possession, cultivation, distribution, manufacturing, dispensing, and possession with intent to distribute. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted net income, adjusted earnings per share, and adjusted EBITDA. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Agenda First Quarter 2023 Financial and Operational Highlights Retail Highlights Recent Developments 2023 Objectives Financial Targets Financial Highlights

First Quarter 2023 Financial and Operational Highlights* Revenue $289 million, with 95% revenue from retail sales GAAP gross margin of 52%, with gross profit of $150 million SG&A expenses lowered by $24 million sequentially to $102 million Net loss** of $64 million Adjusted net loss of $21 million excludes non-recurring charges, asset impairments, disposals and discontinued operations Adjusted EBITDA of $78 million, or 27% of revenue Opened three dispensaries in Palatka and Winter Haven, Florida and Beckley, West Virginia Launched adult-use sales in Bristol, Connecticut First U.S. cannabis company to launch advertising campaigns on Twitter Launched proprietary brands Roll One and Modern Flower in West Virginia and Massachusetts Ramped production at new 750K square foot indoor cultivation facility Exited quarter with operations in 11 states *Adjusted net loss and adjusted EBITDA are Non-GAAP financial measures. See slides 13-14 for reconciliation to GAAP for all Non-GAAP financial measures. Numbers may not sum perfectly due to rounding. **Net loss and comprehensive loss attributable to common shareholders which Includes discontinued operations and excludes non-controlling interest.

Retail Highlights First Quarter 2023 Revenue $289 million Retail revenue of $276 million Customer retention 64% companywide Customer retention 73% medical only Shift to value products Continued since mid-2022

Recent Developments 4/20 holiday record traffic, customers served, and units sold, up 10%, 11% and 9%, year over year, respectively First to launch medical sales in Georgia with two new dispensaries in Macon and Marietta Currently operate 186 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States as of May 10, 2023

2023 Objectives Cash Preservation Reduce expenses through business optimization initiatives Reduce wages with elimination of redundancies Cash Generation Scale Optimize assortment to match customer preferences Adjust production mix and capacity utilization Reduce inventory throughout 2023 Ramp new lower cost 750K indoor production facility Service Service standards Customer journey mapping Customer education Investments in the Future: Smart and Safe Florida Campaign New market and retail development Technology platforms for integrated commerce environment Consideration of potential strategic M&A opportunities

Financials

Financial Targets Financial Targets: Anticipate second quarter revenue will be down low single digits sequentially Target operating cash flow of $100 million in 2023 Capital expenditures expected to be at least 50% lower in 2023 Expect positive free cash flow in 2023 Expect to add 15-20 new dispensaries, relocate up to 6 Financial Position: $195 million in cash as of March 31, 2023

Financial Highlights* *Adjusted net income, adjusted EPS, adjusted EBITDA and adjusted EBITDA Margin are Non-GAAP financial measures. See slides 13-14 for reconciliation to GAAP for all Non-GAAP financial measures. **Net loss and comprehensive loss attributable to common shareholders which Includes discontinued operations and excludes non-controlling interest.

Financial Highlights

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Regional Hubs: Cultivation, Processing, Retail Capacity FL CA MA PA AZ MD WV AZ CO CT GA 186 Stores As of May 10, 2023 All stores owned, operated, or affiliated >4 M ft2 Cultivation & Processing As of March 31, 2023 Operational Arizona California Colorado Connecticut Florida Georgia Maryland Massachusetts Pennsylvania West Virginia Pre-Revenue Ohio SOUTHWEST 23 stores >0.4M ft2 cultivation & processing NORTHEAST 36 stores >0.5M ft2 cultivation & processing SOUTHEAST 127 stores >3.1M ft2 cultivation & processing OH

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